Exhibit 99.1

Corporate Presentation September 2013

Safe Harbor Statement

This presentation contains forward-looking statements, including statements regarding the results of current clinical studies and pre-clinical experiments and the effectiveness of OPKO’s and PROLOR’s programs are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect OPKO’s and PROLOR’s business and prospects, that OPKO and PROLOR may not succeed in developing any commercial products, and that ongoing studies may not show substantial activity; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. A number of the matters discussed in this presentation that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. In addition to the risks described above, investors should consider the economic, competitive, governmental, technological and other factors discussed in OPKO’s filings with the Securities and Exchange Commission.

OPKO – A High Growth Multi-National Biopharmaceutical and Diagnostics Company with a Diversified Pipeline

Pharmaceuticals

Late-stage pipeline of multi-billion dollar drugs in specialty indications

Diagnostics

Revolutionary diagnostic technology for physicians (primary care and specialists) that enhances their economics

International Markets

Emerging markets infrastructure to propel the sales of marketed and pipeline products

Opportunistic Investments

Clinically and commercially validated platform to create improved versions of top-selling biologics

(1)	Secondary Hyperparathyroidism
3

Highly Experienced Management Team

Demonstrated Ability to Successfully Build and Manage Pharmaceutical Businesses

Phillip Frost, M.D.

Chairman and CEO

TEVA (Chairman), IVAX (Chairman and CEO) Key Pharmaceuticals (Chairman)

Jane H. Hsiao, Ph.D. Avri Havron, Ph.D.

Vice Chairman and Chief Technical Officer CEO – PROLOR Biotech IVAX (Vice Chairman of Technical Affairs) Serono (VP R&D, Israel)

Steven D. Rubin

Executive Vice President – Administration Shai Novik IVAX (General Counsel) President – PROLOR Biotech

THCG (COO)

Juan F. Rodriguez

Senior Vice President and CFO Kos Pharmaceuticals (Senior Vice President, Controller)

Charles Bishop, Ph.D.

CEO – OPKO Renal Division Cytochroma Inc. (President and CEO) Bone Care International (President and CEO)

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Financial Highlights (June 2013, Pro-Forma)

Cash & Marketable Securities $193 mm

Total Assets $1.25 bn

Current Liabilities 62mm

3% Convertible Notes, Due 2023 $188 mm

Other Long-Term Liabilities $81 mm

Total Shareholders Equity $924 mm

Shares Outstanding 400 mm

Warrants, Options, Convertible Debt 79 mm

Market Cap ~ $3.3 bn

Total OPKO Share Purchases by Dr. Frost $240 mm

Average Daily Trading NYSE 2.4 mm shares

Employees 600

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Pharmaceuticals

Pharmaceuticals – Clinical Pipeline

OPKO

Products	Indication	Preclinical	Phase I	Phase II	Phase III	Milestone	Market Size
Rayaldy™	SHPT (CKD Stage 3-4 Patients)					Phase III results expected H1 2014	$12.0 BN
Alpharen™	Hyperphosphatemia (CKD Stage 5 Patients)					Phase III results expected H1 2017	$1.2 BN
Rolapitant	CINV (vomiting)	Outlicensed to TESARO				Phase III results expected H2 2013	$1.5 BN
CTA018	Moderate to severe SHPT (CKD Stage 5 Patients)						$1.5 BN
CTA018 (Topical)	Mild to moderate psoriasis						$0.5 BN

PROLOR

Products	Indication	Preclinical	Phase I	Phase II	Phase III	Milestone	Market Size
hGH-CTP	Growth Hormone Deficiency					Adult PIII – H2 2015 Ped PIII – H1 2018	$3.5 BN
Factor VIIa - CTP	Hemophilia					Phase II – 2014	$1.3 BN
Factor IX – CTP	Hemophilia						$0.7 BN
GLP1/Glucagon dual receptor agonist	Diabetes Type II and Obesity					Phase I – 2014	$10.0 BN

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Pharmaceuticals – Pre-Clinical Pipeline

Products Indication Preclinical Phase I Phase II Phase III Milestone Market Size

Neurodegenerative

SR-3306 NM

diseases

Mild to moderate SHPT

(CKD Stage 5 Patients)

CTA091 >$2.0 BN

Psoriasis (oral or

topical)

OPK-0018 Asthma and COPD NM

AntagoNAT Cancer, CV, metabolic

Platform and genetic disorders NM

OPKO

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Rayaldy™ – Significant Commercial Opportunity

- Low serum 25D and high plasma PTH are prevalent in CKD Stage 3-4 patients
  - 8.0 million CKD Stage 3-4 patients in the U.S.
- U.S. has 4.0 million patients with low serum 25D and high plasma PTH
- Existing treatments are not effective or have significant safety issues (increased serum or urine calcium, leading to accumulation in kidney and additional damage)
  - Rayaldy™'s efficacy and safety compare favorably to both nutritional vitamin D and hormones in patients with Stage 3 or 4 CKD and will drive untreated patients to initiate treatment

Stage 3 CKD Treatment | **Stage 4 CKD Treatment**


1,25D Hormone 20%
Untreated 44%
Nutritional Vitamin D 36%
Safety concerns and exacerbates vitamin D insufficiency
Efficacy Concerns
Untreated 26%
1,25D Hormone 36%
Nutritional Vitamin D 38%

Rayaldy™ Capsules expected to take significant market share in the CKD Stage 3 and 4 market – a potential $12 billion market

Source: BioTrends Research Group, Inc. December 2010

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Worldwide Prevalence and Treatment of SHPT

CKD Stage 3 and 4 Market Size

27.4 M Patients

CKD Stage 3 and 4 with SHPT and Low 25D3 (40%)

11.0 M Patients

Worldwide market The worldwide CKD stages 3 and 4 market is large A conservative estimate for patients in need of treatment (40%) yields over 11 million potential patients (in major countries alone) Approximately one-third of these eligible patients are being treated with an Rx vitamin D product Approximately 30-40% of these eligible patients are being treated with an OTC vitamin D product, which is not tracked in the Rx database

CKD Stage 3 and 4 being treated with Rx Vitamin D

3.1 M Patients

Confidential

Rayaldy™ – Phase III and NDA Timelines



2012
2013
2014
2015
2016
Q1
Q2
Q3
Q4
Dose ranging
SPA
TG Mouse Carcinogenicity Study
CL-3001 Data
SPA
CL-3001 trial
CL-3002 Data
CL-3002 trial
Open Label Extension
NDA Filing
NDA Safety Update
NDA Approval

Product Indication:

Management of SHPT in Patients with Stages 3 and 4 CKD and Vitamin D Insufficiency

Primary Endpoint:

Maintenance of 30% reduction in iPTH levels

Secondary Endpoint:

Maintenance of serum $25D_3$ ≥30 ng/mL

Safety Endpoint:

Serum Ca and P, and urinary Ca

OPKO

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Pharmaceuticals: PROLOR

Lead Product – hGH-CTP BioBetter to Reduce Injection Frequency $3.5 billion market Growing 5% annually Requires daily injections Growth hormone deficient children Growth hormone deficient adults

GH Effect in GH Deficient Adults

Proper hGH treatment results in: Increase in

bone density

Decrease

in fat mass Improved cardiac function,

lower risk of cardiac

Increase in diseases

lean body mass

Improved overall

physical

performance

hGH-CTP Phase II Positive Data

Analysis and Conclusions A single weekly injection of hGH-CTP can replace 7 daily injections of commercially available GH

Identified kick-start dosing for Phase III trial

Post-Phase II hGH-CTP Pilot Study Supports two hGH-CTP Injections Per Month Very Good safety and tolerability profile Only 50-65% of the cumulative daily GH dosing was required to maintain the majority of the patients within the normal range of IGF-1 Estimated COG 50-75% of commercially available GH

hGH-CTP Phase II and III Pediatric GHD Phase II trial (ongoing)

40-50 patients

4 cohorts; 3 receiving once weekly hGH-CTP at different doses, one control daily commercial

12 months efficacy and safety

Key outcome: Height velocity Adult Pivotal Phase III trial (initiated June 2013)

189 patients, estimated $20 million study

6 months efficacy and 6 months safety

Key outcome: Improvement in truncal fat

Confirmed by FDA as pivotal, planned for BLA submission in 2015 Received U.S. orphan drug status for children and adults First ever to receive E.U. orphan drug status for children and adults

hGH-CTP Competitive Advantages Needle size 31G

No additional drug product viscosity that is typically associated with long-acting formulations Highly concentrated formulation

No need for 2 injections sites, once per week Superb clinical, safety and immunogenicity profile Low COGS

50-75% of commercial products Robust manufacturing process Orphan drug designation in the U.S., Europe

Anticipated Milestones

Clinical Priorities

Event Timing

hGH-CTP: Phase II pediatric study Ongoing

hGH-CTP: Phase III adult pivotal study Ongoing

Planned marketing approval 2016

Preclinical Priorities

Event Timing

MOD-6030: Further diabetes studies and process, analytical and H1 2014 pharmaceutical development to IND submission level

Factor-VIIa-CTP: process, analytical, and pharmaceutical H2 2013 development to IND submission level

Diagnostics

Diagnostics – Our Vision

Innovative Low Cost / Highly Technology to

Quantitative CLIA Lab Discover New

Point-of-Care System

Diagnostics Easy-to-use Alzheimer’s Disease Commercial platform for U.S. launch of novel Inexpensive Pancreatic Cancer OPKO tests including novel 4KScoreTM Significant economic Lung Cancer diagnostic benefit to physicians Multiple Sclerosis through in-sourcing of Established CLIA lab basic panels Type-I Diabetes with urologic pathology focus, based in Urology, Ob/Gyn, HIV, Nashville Hepatitis B, Vitamin D About 15+ person national sales force focused on urology

Point-of-Care Diagnostics – Claros-1 System Lab test results in minutes o Accurate – Quantitative, laboratory quality immunoassays o Multiplex – Up to 10 separate tests simultaneously on a single finger stick

Inexpensive – Inexpensive analyzer appropriate for physician budget, tests profitable for any user

Convenient – Only a finger-stick is required from the patient, and no training for the user

11 2 3 4

Collect Blood Snap into Cassette Insert into Dx Reader Results in <10 min.

Claros-1 – Laboratory Quality Assay Performance (Total PSA)

Total PSA will be the first Point-of-Care Assay run on the Claros-1 System Dynamic Range of Assay o Demonstrated 15pg/mL to 100ng/mL Clinical Results o Finger-stick samples acquired in clinical setting by untrained users

Compared to serum samples run in laboratory (Roche Elecsys)

N = 100 kits, multiple batches

R2 = 0.97, slope 0.97

Initial Point-of-Care Claros-1 Product Offerings

Men's Health

- Total-PSA, free-PSA
- Testosterone

Market Opportunity

- WW market: - 70 million PSA tests annually
- US Market sizes
  - PSA: $1 billion (35M tests/year)
  - Testosterone: $160 million (4M tests/year)

Projected Launch

- POC platform
  - EU CE Mark cleared
  - EU Launch Q4 2013
  - US FDA expected 2014

General and Specialty Practice

- Vitamin D Point-of-Care Tests

Market Opportunity

- WW market: 100 million tests annually (70 million U.S.)
- WW market size: about $5 billion

Projected Launch

- POC platform
  - EU by Q1 2014
  - U.S. by Q4 2014

OPKO 23

Claros-1 Product Roadmap

Women’s Infectious

Urology Cardiology GPs

Health Disease

Urologist Ob/Gyn Emergency Clinic and

GP Office

Office Office Room Blood Bank

PCa Panel: Panel Tests: Cardio Panel: STD Panel: Key Tests: total-PSA Pre-term bleed CTnI HIV Vitamin D free-PSA Fertility BNP Hepatitis B TSH, free-T4 Testosterone Menopause D-dimer Syphilis Folic Acid Novel Markers Other

Liquid Sample Capabilities Whole Blood Semen Spinal Fluid Serum Saliva Tears Urine Amniotic Fluid Sweat

Next Generation Prostate Cancer Testing – 4KScore™

The 4KScore™ address a critical unmet need in Prostate Cancer care:

- Current screening (based on PSA) leads to over-biopsy and over-treatment
  - PSA lacks predictive accuracy in the "grey zone" (3-10ng/mL) due to false positives (up to 75%)(1)
  - >1 million annual biopsies in the US, 750,000 are negative(2)
  - 4.2% of biopsies result in a complication that require an inpatient admission(3)
- 4Kscore™ provides prostate cancer risk assessment based four blood based biomarkers:
  - Total PSA (tPSA)
  - Free PSA (fPSA)
  - Intact PSA (iPSA) – the subset of free PSA with a preserved bond at Lys145-Lys146
  - Human kallikrein 2 (hK-2) – also known as kallikrein-related peptidase 2
- Validated across multiple patient cohorts predict cancer before biopsy
  - Retrospective tests in over 10,000 patients
  - Shows >80% accuracy in predicting prostate cancer
  - Can eliminate 50% of prostate biopsies

OPKO 4KScore™ strategy

- Laboratory Developed Test in the US with a planned Q4 2013 introduction
  - $300 million market size as a new lab test before the first biopsy
- FDA-cleared point-of-care test on the Claros-1 System in 4-5 years
  - Will compete as an alternative to total PSA alone in the US $1B PSA market

(1) Gilligan 2009
(2) Loeb et al. 2001
(3) Chou et al. 2011

OPKO 25

Near-term Milestones


2013
2014
2015
2016
2017
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
4KScore™ – US LDT
Vitamin D Point-of-Care Expected Launch
Total PSA Test – Launch in US
Rayaldy™ – Phase III Trials
Rayaldy™ – Phase III Results
Rayaldy™ – 505(b)(2) NDA Filing
Rayaldy™ – NDA Approval
Alpharen™ – FDA and EU Meetings
Alpharen™ – Safety Trial Initiation
Alpharen™ – DDI Studies
Alpharen™ – Phase III Results
Citicoline – Launch in Spain
Rolapitant – Phase III Results
Factor VIIa – Begin Phase II Trials
hGH-CTP – Adult Phase III (1)
- Diagnostics
- Pharmaceuticals

(1) Pediatric Phase III expected H1 2018

OPKO 26

International Markets

OPKO Latin America

- **OPKO Mexico – Pharmacos Exakta S.A. de C.V.**
  - 25 products across a range of therapeutic indications
  - Primarily branded ophthalmics, with expanding proprietary focus
  - 12 sales and marketing personnel
  - 2 commercial operations
- **OPKO do Brazil Comercio de Produtos Farmaceuticos Ltda.**
  - Acquired February 2013
  - ANVISA licensed pharmaceutical company in most important growth market in South America
- **OPKO Chile S.A.**
  - Rapidly growing sales from >100 products
  - Acquired ALS Distribution Limited, the exclusive product distributor of Arama Laboratories, in April 2012
  - 20 sales and marketing personnel
  - 7 commercial operations


MEXICO
Pharma Market: $13.4 billion
2012 – 2017 CAGR: 10.7%
BRAZIL
Pharma Market: $ 26.8 billion
2012 – 2017 CAGR: 6.0%
CHILE
Pharma Market: $3.3 billion
2012 – 2017 CAGR: 6.6%

Source: Business Monitor International

Note: CAGRs calculated in USD

OPKO 28

OPKO European Union

Farmadiet Group

- Established 20-year presence within EU
  - Based in Barcelona, Spain

- Fully integrated specialty pharmaceutical entity
  - 42-person sales force
  - Production/research facility in Banyoles, Spain

- Broad pharmaceutical, nutritional and veterinary products lineup
  - Medical prescription: 25 Products
  - OTC nutritional: 90 Products
  - Veterinary: 50 Products

- Access to promising products in development:
  - Citicoline (supports memory function) is a ~$100 million product market in Spain
    - Projected launch in Spanish market Q4 2013
  - 25-Hydroxyvitamin D for animal use
  - Novel raw material for intra-articular injection (patent pending)
  - Novel raw material based on plasma protein concentrate (patent pending)



Spain
Pharma Market: **$23.3 billion**
2012 – 2017 CAGR: **(6.9%)**

Source: Business Monitor International
Note: CAGRs calculated in USD

OPKO 29

Strategic Investments

Strategic Investments

Proprietary Technologies with Significant Upside Potential

- **CoCrystal** Discovery, Inc. (~16% equity interest[(1)])
  - Founded by Nobel Laureate, Roger Kornberg, Ph.D.
  - New approach to develop broad spectrum anti-viral drugs
  - Development program with Teva for Hepatitis C drug
- **RXi, Inc**. (~21% equity interest[(1)])
  - RNA interference platform that down-regulates abnormal gene expression
  - RXI-109 in development to reduce or inhibit scar formation in the skin following surgery
- **Sorrento** Therapeutics (~20% equity interest[(1)])
  - New technology to produce human monoclonal antibodies libraries that are more complete
- **Fabrus**, LLC (~13% equity interest[(1)])
  - Next gen technology to identify therapeutic antibody targets
- **Pharmsynthez, Inc.** (~10% equity interest)
  - Manufactures and sells branded pharmaceutical products, primarily in Russia and Baltic countries
  - Develop and commercialize OPKO products in Eastern Europe
- **Tesaro**, Inc. (~1% equity interest[(1)])
  - Oncology-focused biopharmaceutical company founded by former executives of MGI Pharma
- **Neovasc**, Inc. (~ 4% equity interest[(1)])
  - Developing innovative vascular devices
- **ChromaDex**, Inc. (~1% equity interest[(1)])
  - Dietary supplement BlueScience and antioxidant pterostilbene pTeroPure
  - OPKO distribution rights in Latin America

(1) As of March 31, 2013

OPKO 31